UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20529

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 10, 2006.

CAPITAL ONE FUNDING, LLC

ON BEHALF OF THE

CAPITAL ONE MASTER TRUST

(Issuing entity in respect of the COMT Collateral Certificate)

AND THE

CAPITAL ONE MULTI-ASSET EXECUTION TRUST

(Issuing entity in respect of the Notes)

(Exact name of registrant as specified in its charter)

Virginia	333-130862, 333-130862-01 and 333-130862-02	54-2058720
(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(IRS Employer Identification Number)

140 East Shore Drive Room 1071-B Glen Allen, Virginia	23059
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code (804) 290-6959

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events.

Item 8.01 Other Events

On February 10, 2006, Capital One Multi-asset Execution Trust, a Delaware statutory trust (the “Issuer”) and The Bank of New York, as Indenture Trustee (the “Indenture Trustee”), entered into an Omnibus Addendum, dated as of February 10, 2006 and effective as of March 1, 2006 (the “Omnibus Addendum”) to various Terms Documents to the Indenture, dated as of October 9, 2002, as amended and restated as of January 13, 2006, as supplemented by the Asset Pool 1 Supplement, dated as of October 9, 2002, and as further supplemented by the Card series Indenture Supplement, dated as of October 9, 2002. All conditions precedent to the execution of the Omnibus Addendum have been satisfied and the Omnibus Addendum is filed as Exhibit 4.1 to this current report on Form 8-K.

The Terms Documents are among the material agreements that govern the series of notes called the Card series. The Card series consists of Class A Notes, Class B Notes, Class C Notes and Class D Notes.

The Omnibus Addendum relates to each tranche of Card series notes other than the Class A(2004-NOVA) notes. The Omnibus Addendum reduces the required enhancement level for each outstanding tranche of Class A, Class B and Class C Card series notes other than the Class A(2004-NOVA) notes in the following ways:

1.	For each outstanding tranche of Class A notes other than the Class A(2004-NOVA) notes:

(i) the Required Subordinated Percentage of Class B Notes has been reduced from 12.3077% to 10.8434%;

(ii) the Required Subordinated Percentage of Class C Notes has been reduced from 8.9231% to 8.4338%;

(iii) the Required Subordinated Percentage of Class D Notes has been reduced from 1.8462% to 1.2049%;

(iv) the number 81.25 set forth in the definition of “Maximum Subordination Amount of Class B Notes” has been increased to 83.00; and

(v) the percentage set forth in the definition of “Required Subordinated Amount of Class D Notes” has been reduced from 1.8462% to 1.2049%.

2.	For each outstanding tranche of Class B notes:

(i) the Required Subordinated Percentage of Class C Notes has been reduced from 7.9453% to 7.6087%;

(ii) the Required Subordinated Percentage of Class D Notes has been reduced from 1.6439% to 1.0870%; and

(iii) the percentage set forth in the definition of “Required Subordinated Amount of Class D Notes” has been reduced from 1.6439% to 1.0870%.

3.	For each outstanding tranche of Class C notes:

(i) the Required Subordinated Percentage of Class D Notes has been reduced from 1.5229% to 1.0102%; and

(ii) the percentage set forth in the definition of “Required Subordinated Amount of Class D Notes” has been reduced from 1.5229% to 1.0102%.

The Omnibus Addendum also modifies the definition of “Class C Reserve Account Percentage” for each outstanding tranche of Class C notes such that if the Quarterly Excess Spread Percentage is:

(i) less than 4.50% and greater than or equal to 4.00%, the Class C Reserve Account Percentage is 1.75% instead of 1.25%;

(ii) less than 4.00% and greater than or equal to 3.50%, the Class C Reserve Account Percentage is 2.75% instead of 2.25%;

(iii) less than 3.50% and greater than or equal to 3.00%, the Class C Reserve Account Percentage is 3.50% instead of 3.00%;

(iv) less than 3.00% and greater than or equal to 2.50%, the Class C Reserve Account Percentage is 5.00% instead of 4.50%;

(v) less than 2.50% and greater than or equal to 2.00%, the Class C Reserve Account Percentage is 6.00% instead of 5.50%; and

(vi) less than 2.00%, the Class C Reserve Account Percentage is 7.75% instead of 7.25%.

Section 9 – Financial Statements and Exhibits

Item 9.01(d). Exhibits.

The following is filed as an Exhibit to this Report under Exhibit 4.

Exhibit 4.1	Omnibus Addendum, dated as of February 10, 2006 and effective as of March 1, 2006, to the various Terms Documents to the Indenture, dated as of October 9, 2002, as amended and restated as of January 13, 2006, as supplemented by the Asset Pool 1 Supplement, dated as of October 9, 2002, and as further supplemented by the Card series Indenture Supplement, dated as of October 9, 2002, by and between Capital One Multi-asset Execution Trust, as Issuer, and The Bank of New York, as Indenture Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL ONE FUNDING, LLC
Acting solely in its capacity as depositor of Capital One Master Trust and Capital One Multi-asset Execution Trust

By:	/s/ Richard Johns
Name:	Richard Johns
Title:	Assistant Vice President

February 10, 2006

EXHIBIT INDEX

Exhibit	Description
Exhibit 4.1	Omnibus Addendum, dated as of February 10, 2006 and effective as of March 1, 2006, to the various Terms Documents to the Indenture, dated as of October 9, 2002, as amended and restated as of January 13, 2006, as supplemented by the Asset Pool 1 Supplement, dated as of October 9, 2002, and as further supplemented by the Card series Indenture Supplement, dated as of October 9, 2002, by and between Capital One Multi-asset Execution Trust, as Issuer, and The Bank of New York, as Indenture Trustee.